                                                                    Exhibit 99.1

[PNC LOGO]

                     THE PNC FINANCIAL SERVICES GROUP, INC.


                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               THIRD QUARTER 2003

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                        FINANCIAL SUPPLEMENT (UNAUDITED)
                               THIRD QUARTER 2003

                                                                     Page
                                                                     ----
        Consolidated Statement of Income                                1
        Consolidated Balance Sheet                                      2
        Capital and Asset Quality Ratios                                2
        Results of Businesses
             Summary                                                    3
                Banking Businesses
                   Regional Community Banking                           4
                   Wholesale Banking
                        Corporate Banking                               5
                        PNC Real Estate Finance                         6
                        PNC Business Credit                             7
                   PNC Advisors                                         8
                Asset Management and Processing Businesses
                   BlackRock                                            9
                   PFPC                                                10
        Details of Net Interest Income and Net Interest Margin         11
        Details of Noninterest Income and Noninterest Expense          12
        Consolidated Average Balance Sheet                             13
        Details of Loans and Loans Held for Sale                       14
        Allowances For Credit Losses And Unfunded Loan
          Commitments And Letters of Credit                            15
        Details of Nonperforming Assets                             16-17
        Glossary of Terms                                              18
        Business Definitions                                           20


The information contained in this Financial Supplement is preliminary and based on data available at October 16, 2003. It speaks only as of the particular date or dates included in the accompanying pages. PNC does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. The Corporation's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Certain prior period amounts included in this Financial Supplement have been reclassified to conform to the current period presentation. In addition, amounts included in this Financial Supplement are presented on a continuing operations basis, unless otherwise noted.

Average full-time equivalent employee (FTE) statistics as disclosed in this Financial Supplement by business reflect staff directly employed by the respective business and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.                                    Page 1

CONSOLIDATED STATEMENT OF INCOME (Unaudited)

                                                                  September 30    June 30     March 31 December 31   September 30
For the three months ended - in millions, except per share data           2003       2003         2003        2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                   $477       $495         $507        $540           $567
Securities                                                                 140        155          143         150            140
Loans held for sale                                                          8         15           12          18             24
Purchased customer receivables                                              11
Investments held by certain variable interest entities                      48
Other                                                                       34         27           30          33             38
-----------------------------------------------------------------------------------------------------------------------------------
   Total interest income                                                   718        692          692         741            769
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                                   106        117          132         149            162
Borrowed funds                                                              65         54           57          68             79
Commercial paper                                                             7
Liabilities of certain variable interest entities                           28
-----------------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                                  206        171          189         217            241
-----------------------------------------------------------------------------------------------------------------------------------
   Net interest income                                                     512        521          503         524            528
Provision for credit losses                                                 50         57           36          65             73
-----------------------------------------------------------------------------------------------------------------------------------
   Net interest income less provision for credit losses                    462        464          467         459            455
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Asset management                                                           212        209          207         202            200
Fund servicing                                                             188        188          193         194            193
Service charges on deposits                                                 60         60           57          61             57
Brokerage                                                                   46         46           41          44             41
Consumer services                                                           65         64           59          61             62
Corporate services                                                         132        114          116         151            108
Equity management                                                           (4)       (17)          (4)        (14)           (22)
Net securities gains                                                        19         26           56           1             68
Investments held by certain variable interest entities                      96
Other                                                                       92         86           70          66             64
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                                                906        776          795         766            771
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Staff expense                                                              452        446          438         408            422
Net occupancy                                                               63         64           90          62             64
Equipment                                                                   67         69           69          68             68
Marketing                                                                   16         18           15          11             14
Distributions on capital securities                                                    14           14          14             15
Other                                                                      237        324          230         228            207
-----------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                               835        935          856         791            790
-----------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before minority
   and other interests and income taxes                                    533        305          406         434            436
Minority and other interests in income of
   consolidated entities                                                   100         13           11          11              4
Income taxes                                                               152        108          133         145            147
-----------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations                                       281        184          262         278            285
Income (loss) from discontinued operations (less
  applicable income tax benefit of $9)                                                                         (16)
-----------------------------------------------------------------------------------------------------------------------------------
   Net income                                                             $281       $184         $262        $262           $285
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE
From continuing operations
  Basic                                                                  $1.01       $.65         $.93        $.97          $1.00
  Diluted                                                                $1.00       $.65         $.92        $.97          $1.00
From net income
  Basic                                                                  $1.01       $.65         $.93        $.92          $1.00
  Diluted                                                                $1.00       $.65         $.92        $.92          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
  Basic                                                                    278        281          283         284            284
  Diluted                                                                  280        282          284         286            285
===================================================================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 2

CONSOLIDATED BALANCE SHEET  (Unaudited)


                                                                 September 30     June 30   March 31   December 31  September 30
In millions, except par value                                            2003        2003       2003          2002          2002
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                $3,614      $3,797     $3,626        $3,201        $3,403
Federal funds sold                                                                    850      1,913         1,847         3,031
Other short-term investments                                            2,590       1,554      2,012         1,811         1,730
Loans held for sale                                                     1,531       1,475      1,702         1,607         1,989
Securities                                                             14,889      16,017     14,973        13,763        12,536
Loans, net of unearned income of  $1,037, $1,018, $1,018, $1,075,
    and $1,108                                                         34,524      34,534     35,245        35,450        35,917
   Allowance for credit losses                                           (648)       (673)      (680)         (673)         (648)
--------------------------------------------------------------------------------------------------------------------------------
   Net loans                                                           33,876      33,861     34,565        34,777        35,269
Goodwill                                                                2,385       2,356      2,356         2,313         2,313
Other intangible assets                                                   311         316        330           333           337
Purchased customer receivables                                          2,481
Investments held by certain variable interest entities                  2,318
Other                                                                   8,289       7,036      7,142         6,725         7,051
--------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                       $72,284     $67,262    $68,619       $66,377       $67,659
================================================================================================================================

LIABILITIES
Deposits
   Noninterest-bearing                                                $12,118     $13,368    $12,460       $10,563       $10,844
   Interest-bearing                                                    33,405      33,326     34,621        34,419        34,116
--------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                   45,523      46,694     47,081        44,982        44,960
Borrowed funds
   Federal funds purchased                                                881          36         34            38            35
   Repurchase agreements                                                1,048       1,015      1,082           814           988
   Bank notes and senior debt                                           2,839       3,306      3,850         4,400         4,962
   Federal Home Loan Bank borrowings                                    1,127       1,134      1,146         1,256         1,270
   Subordinated debt                                                    1,980       2,260      2,234         2,423         2,423
   Mandatorily redeemable capital securities of
      subsidiary trusts                                                   848
   Commercial paper                                                     2,483
   Liabilities of certain variable interest entities                    2,415
   Other borrowed funds                                                   242         152        188           185           269
--------------------------------------------------------------------------------------------------------------------------------
      Total borrowed funds                                             13,863       7,903      8,534         9,116         9,947
Allowance for unfunded loan commitments
   and letters of credit                                                   89          78         77            84            79
Mandatorily redeemable interest in consolidated entities                1,371
Accrued expenses                                                        2,228       2,269      2,023         2,046         2,077
Other                                                                   2,327       2,435      3,020         2,172         2,776
--------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                   65,401      59,379     60,735        58,400        59,839
--------------------------------------------------------------------------------------------------------------------------------
Minority interest                                                         246         261        244           270           255

Mandatorily redeemable capital securities of
     subsidiary trusts                                                                848        848           848           848

SHAREHOLDERS' EQUITY
Preferred stock
Common stock - $5 par value
   Authorized 800 shares, issued 353 shares                             1,764       1,764      1,764         1,764         1,764
Capital surplus                                                         1,110       1,100      1,102         1,101         1,103
Retained earnings                                                       7,507       7,360      7,311         7,187         7,062
Deferred benefit expense                                                  (24)        (27)       (28)           (9)          (11)
Accumulated other comprehensive income                                    147         304        293           321           325
Common stock held in treasury at cost:  76, 73, 71, 68,
    and 69 shares                                                      (3,867)     (3,727)    (3,650)       (3,505)       (3,526)
--------------------------------------------------------------------------------------------------------------------------------
   Total shareholders' equity                                           6,637       6,774      6,792         6,859         6,717
--------------------------------------------------------------------------------------------------------------------------------
   Total liabilities, minority interest, capital securities
     and shareholders' equity                                         $72,284     $67,262    $68,619       $66,377       $67,659
================================================================================================================================

CAPITAL RATIOS
Tier 1 Risk-based (a)                                                     8.2 %       8.9 %      8.7 %         8.8 %         8.8 %
Total Risk-based (a)                                                     11.3        12.3       12.3          12.5          12.5
Leverage (a)                                                              7.4         8.1        8.0           8.1           7.8
Shareholders' equity to total assets                                     9.18       10.07       9.90         10.33          9.93
Common shareholders' equity to total assets                              9.17       10.06       9.89         10.32          9.91

ASSET QUALITY RATIOS
Nonperforming assets to total loans,
   loans held for sale and foreclosed assets                             1.10 %      1.12 %     1.10 %        1.13 %        1.08 %
Nonperforming loans to total loans                                        .94         .95        .95           .87           .75
Allowance for credit losses to total loans                               1.88        1.95       1.93          1.90          1.80
Allowance for credit losses to nonperforming loans                        200         206        203           218           239
Net charge-offs to average loans (For the three months ended)             .73         .73        .42           .39           .79
================================================================================================================================

(a) Estimated for September 30, 2003.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 3

RESULTS OF BUSINESSES - SUMMARY (Unaudited) (a)

Three months ended - dollars in millions

                                                    September 30     June 30     March 31     December 31     September 30
EARNINGS (LOSS)                                             2003        2003         2003            2002             2002
--------------------------------------------------------------------------------------------------------------------------------
Banking businesses
  Regional Community Banking                                $138        $159         $152            $152             $192
  Wholesale Banking
     Corporate Banking                                        37          33           42              33               30
     PNC Real Estate Finance                                  34          24           16              23               19
     PNC Business Credit                                       6           6           14              28                8
--------------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                                77          63           72              84               57
  PNC Advisors                                                20          20           16              13               20
--------------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                              235         242          240             249              269
--------------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                   40          39           35              34               33
  PFPC                                                        16          15           12               8               19
--------------------------------------------------------------------------------------------------------------------------------
     Total asset management and processing
          businesses                                          56          54           47              42               52
--------------------------------------------------------------------------------------------------------------------------------
       Total business earnings                               291         296          287             291              321
Intercompany eliminations                                     (2)         (1)          (2)             (2)              (4)
Other                                                         (8)       (111)         (23)            (11)             (32)
--------------------------------------------------------------------------------------------------------------------------------
       Results from continuing operations                    281         184          262             278              285
--------------------------------------------------------------------------------------------------------------------------------
Discontinued operations                                                                               (16)
--------------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                    $281        $184         $262            $262             $285
================================================================================================================================


                                                    September 30     June 30     March 31     December 31     September 30
REVENUE (b)                                                 2003        2003         2003            2002             2002
--------------------------------------------------------------------------------------------------------------------------------
Banking businesses
  Regional Community Banking                                $503        $537         $518            $511             $577
  Wholesale Banking
     Corporate Banking                                       165         159          189             198              177
     PNC Real Estate Finance                                  80          62           56              58               55
     PNC Business Credit                                      47          46           44              49               43
--------------------------------------------------------------------------------------------------------------------------------
       Total wholesale banking                               292         267          289             305              275
   PNC Advisors                                              231         154          147             150              150
--------------------------------------------------------------------------------------------------------------------------------
       Total banking businesses                            1,026         958          954             966            1,002
--------------------------------------------------------------------------------------------------------------------------------
Asset management and processing businesses
  BlackRock                                                  214         152          146             139              138
  PFPC                                                       188         187          193             195              192
--------------------------------------------------------------------------------------------------------------------------------
  Total asset management and processing
     businesses                                              402         339          339             334              330
--------------------------------------------------------------------------------------------------------------------------------
       Total business revenue                              1,428       1,297        1,293           1,300            1,332
Intercompany eliminations                                    (24)        (25)         (22)            (22)             (27)
Other                                                         16          27           30              15               (2)
--------------------------------------------------------------------------------------------------------------------------------
      Total consolidated                                  $1,420      $1,299       $1,301          $1,293           $1,303
================================================================================================================================

(a) See "Review of Businesses" within the Financial Review section of the Corporation's 2002 Annual Report to Shareholders included as Exhibit 13 in the Corporation's 2002 Annual Report on Form 10-K for additional information regarding presentation of results for the Corporation's major businesses. The Corporation's line of business information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.

(b) Business revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

                                                             September 30    June 30    March 31    December 31     September 30
                                                                     2003       2003        2003           2002             2002
                                                             ----------------------------------------------------------------------
    Total consolidated revenue, book (GAAP) basis                  $1,418     $1,297      $1,298         $1,290           $1,299
    Taxable-equivalent adjustment                                       2          2           3              3                4
                                                             ----------------------------------------------------------------------
       Total consolidated revenue, taxable-equivalent basis        $1,420     $1,299      $1,301         $1,293           $1,303
                                                             ======================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 4

REGIONAL COMMUNITY BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                        September 30        June 30       March 31    December 31   September 30
Dollars in millions                                     2003           2003           2003           2002           2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                     $309           $334           $317           $331           $337
Other noninterest income                                 177            181            163            180            174
Net securities gains                                      17             22             38                            66
----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                        503            537            518            511            577
Provision for credit losses                               11             13              8             15             14
Noninterest expense                                      282            282            278            264            268
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                      210            242            232            232            295
Income taxes                                              72             83             80             80            103
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                            $138           $159           $152           $152           $192
============================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer
        Home equity                                   $8,476         $8,047         $7,675         $7,395         $7,236
        Indirect                                         492            468            438            458            508
        Other consumer                                   504            516            546            582            610
----------------------------------------------------------------------------------------------------------------------------
           Total consumer                              9,472          9,031          8,659          8,435          8,354
    Residential mortgage                               2,585          2,970          3,276          3,146          3,801
    Commercial                                         3,911          4,001          3,939          3,857          3,479
    Vehicle leasing                                      980          1,177          1,336          1,464          1,606
    Other                                                114            117            117            115            118
----------------------------------------------------------------------------------------------------------------------------
           Total loans                                17,062         17,296         17,327         17,017         17,358
Securities                                            14,792         14,211         12,504         11,982         10,216
Education and other loans held for sale                1,105          1,197          1,197          1,215          1,181
Assigned assets and other assets                       5,448          5,731          7,961          8,661         10,433
----------------------------------------------------------------------------------------------------------------------------
           Total assets                              $38,407        $38,435        $38,989        $38,875        $39,188
============================================================================================================================
Deposits
    Noninterest-bearing demand                        $5,739         $5,471         $5,264         $5,242         $5,063
    Interest-bearing demand                            6,397          6,136          6,112          6,191          5,990
    Money market                                      12,307         12,407         12,361         12,184         12,293
----------------------------------------------------------------------------------------------------------------------------
           Total transaction deposits                 24,443         24,014         23,737         23,617         23,346
    Savings                                            2,050          2,046          1,976          1,950          1,978
    Certificates                                       8,234          8,666          9,360          9,653         10,016
----------------------------------------------------------------------------------------------------------------------------
          Total deposits                              34,727         34,726         35,073         35,220         35,340
Other liabilities                                      1,093          1,112          1,285          1,035          1,204
Assigned capital                                       2,587          2,597          2,631          2,620          2,644
----------------------------------------------------------------------------------------------------------------------------
          Total funds                                $38,407        $38,435        $38,989        $38,875        $39,188
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                21 %           25 %           23 %           23 %           29 %
Noninterest income to total revenue                       39             38             39             35             42
Efficiency                                                56             53             54             52             46
============================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                               $74            $75            $86            $82            $65
Vehicle leasing outstandings, net
   of unearned income                                   $872         $1,048         $1,239         $1,386         $1,511
Net charge-offs                                          $12            $13            $13            $15            $17
Gains on sales of education loans (b)                     $4             $7             $1            $10             $3
Average FTEs                                           9,524          9,447          9,404          9,610          9,721
ATMs                                                   3,664          3,660          3,594          3,550          3,450
Branches                                                 715            713            713            714            714
Financial consultants                                    702            693            674            645            626
Business banking centers                                 208            193            193            193            188
Checking relationships                             1,606,000      1,575,000      1,555,000      1,542,000      1,538,000
Online banking users (c)                             715,000        684,134        647,287        606,752        563,471
Deposit households using online banking (c)             41.0 %         40.2 %         38.6 %         36.6 %         34.7 %
============================================================================================================================

(a) Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.
(b) Included in other noninterest income above.
(c) Estimated for September 30, 2003.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 5

WHOLESALE BANKING - CORPORATE BANKING (Unaudited)

Three months ended
Taxable-equivalent basis                       September 30     June 30        March 31    December 31    September 30
Dollars in millions                                    2003        2003            2003           2002            2002
---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                 $77             $71             $76            $78             $88
Noninterest income                                   88              88             113            120              89
---------------------------------------------------------------------------------------------------------------------------
    Total revenue                                   165             159             189            198             177
Provision for credit losses                          23              25              15             64              44
Noninterest expense                                  85              84             109             87              89
---------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                  57              50              65             47              44
Income taxes                                         20              17              23             14              14
---------------------------------------------------------------------------------------------------------------------------
    Earnings                                        $37             $33             $42            $33             $30
===========================================================================================================================
AVERAGE BALANCE SHEET
Loans                                            $8,017          $8,262          $8,604         $8,821          $9,468
Purchased customer receivables                    2,496
Loans held for sale                                 154             196             291            464             804
Other assets                                      2,891           2,896           2,755          3,133           3,065
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                $13,558         $11,354         $11,650        $12,418         $13,337
===========================================================================================================================
Deposits                                         $5,230          $4,990          $5,097         $4,906          $4,746
Commercial paper                                  2,502
Assigned funds and other liabilities              4,990           5,512           5,679          6,581           7,589
Assigned capital                                    836             852             874            931           1,002
---------------------------------------------------------------------------------------------------------------------------
    Total funds                                 $13,558         $11,354         $11,650        $12,418         $13,337
===========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                           18 %            16 %            19 %           14  %           12 %
Noninterest income to total revenue                  53              55              60             61              50
Efficiency                                           52              53              58             44              50
===========================================================================================================================
OTHER INFORMATION (a)
Consolidated revenue from treasury
   management (b)                                   $87             $86             $89            $86             $87
Total nonperforming assets                         $168            $176            $166           $187            $158
Net charge-offs                                     $18             $42             $18            $15             $51
Average FTEs                                      1,879           1,888           1,971          2,109           2,086
INSTITUTIONAL LENDING REPOSITIONING
  Loans held for sale
     Credit exposure                               $126            $173            $315           $564            $964
     Outstandings                                   $75            $101            $155           $245            $415
  Exit portfolio
     Credit exposure                                $61            $251            $349           $413            $611
     Outstandings                                   $10             $11              $4                            $12
  Net gains on loans held for sale (c)              $17             $13             $17            $55             $21
===========================================================================================================================

(a) Presented as of period-end, except for consolidated revenue from treasury management, net charge-offs, net gains on loans held for sale and average FTEs.

(b) Treasury management products offered through Corporate Banking are sold by several businesses across PNC and related revenue net of expense is included in the results of those businesses.

(c)  Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 6

WHOLESALE BANKING - PNC REAL ESTATE FINANCE (Unaudited)

Three months ended
Taxable-equivalent basis                             September 30     June 30      March 31    December 31      September 30
Dollars in millions except as noted                          2003        2003          2003           2002              2002
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                        $25            $28           $28            $30               $27
Noninterest income
    Net commercial mortgage banking
      Net gains on loan sales                               15             13            10             12                 5
      Servicing and other fees, net of amortization         11              8            11             10                10
    Other                                                   29             13             7              6                13
------------------------------------------------------------------------------------------------------------------------------------
        Total noninterest income                            55             34            28             28                28
------------------------------------------------------------------------------------------------------------------------------------
    Total revenue                                           80             62            56             58                55
Provision for credit losses                                 (8)            (1)            8             (3)               (2)
Noninterest expense                                         58             44            38             41                45
------------------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                         30             19            10             20                12
Minority and other interests in income of
    consolidated entities                                  (11)            (2)                                            (2)
Income tax (benefit)                                         7             (3)           (6)            (3)               (5)
------------------------------------------------------------------------------------------------------------------------------------
    Earnings                                               $34            $24           $16            $23               $19
====================================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Commercial real estate                              $1,841         $1,953        $2,052         $2,167            $2,279
    Commercial - real estate related                     1,431          1,438         1,397          1,463             1,407
------------------------------------------------------------------------------------------------------------------------------------
        Total loans                                      3,272          3,391         3,449          3,630             3,686
Commercial mortgages held for sale                         228            373           315            327               193
Other loans held for sale                                   24             37            53             94               106
Other assets                                             1,159            964           950            970               907
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                        $4,683         $4,765        $4,767         $5,021            $4,892
====================================================================================================================================
Deposits                                                $1,226         $1,044          $950           $892              $789
Liabilities of certain variable interest entities           98
Mandatorily redeemable interest
   in consolidated entities                                 39
Assigned funds and other liabilities                     2,894          3,368         3,454          3,746             3,714
Assigned capital                                           426            353           363            383               389
------------------------------------------------------------------------------------------------------------------------------------
    Total funds                                         $4,683         $4,765        $4,767         $5,021            $4,892
====================================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                  32 %           27 %          18 %           24 %              19 %
Noninterest income to total revenue                         69             55            50             48                51
Efficiency                                                  73             71            68             71                82
====================================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                                  $3             $3           $12             $2                $3
Net charge-offs (recoveries)                               $(1)            $2                                            $(1)
Average FTEs                                               742            747           770            780               788
Commercial mortgage servicing portfolio (b)                $80            $79           $75            $74               $74
Net carrying amount of commercial mortgage
   servicing rights                                       $200           $199          $201           $201              $201
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
       Credit exposure                                     $16            $16           $19            $49               $68
       Outstandings                                        $16            $16           $19            $44               $55
   Exit portfolio
       Credit exposure                                                                  $25            $25               $25
       Outstandings                                                                      $5             $4               $13
   Net gains (losses) on loans held for sale (c)            $6                           $1            $(3)
====================================================================================================================================

(a) Presented as of period-end, except for net charge-offs (recoveries), net gains (losses) on loans held for sale and average FTEs.

(b) In billions.

(c) Included in noninterest income - other above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 7

WHOLESALE BANKING - PNC BUSINESS CREDIT (Unaudited)

Three months ended
Taxable-equivalent basis                          September 30       June 30       March 31    December 31  September 30
Dollars in millions                                       2003          2003           2003           2002          2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                        $35           $34            $32            $33           $35
Noninterest income                                          12            12             12             16             8
----------------------------------------------------------------------------------------------------------------------------
    Total revenue                                           47            46             44             49            43
Provision for credit losses                                 23            21              7             (8)           15
Noninterest expense                                         15            15             14             12            14
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                          9            10             23             45            14
Income taxes                                                 3             4              9             17             6
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                                $6            $6            $14            $28            $8
============================================================================================================================
AVERAGE BALANCE SHEET
Loans                                                   $3,633        $3,528         $3,381         $3,490        $3,524
Loans held for sale                                         30            24             18             23            71
Other assets                                               263           225            229            225           219
----------------------------------------------------------------------------------------------------------------------------
     Total assets                                       $3,926        $3,777         $3,628         $3,738        $3,814
============================================================================================================================
Deposits                                                  $106          $106            $82           $102           $88
Assigned funds and other liabilities                     3,568         3,428          3,309          3,392         3,476
Assigned capital                                           252           243            237            244           250
----------------------------------------------------------------------------------------------------------------------------
    Total funds                                         $3,926        $3,777         $3,628         $3,738        $3,814
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                                   9 %          10 %           24 %           46 %          13 %
Noninterest income to total revenue                         26            26             27             33            19
Efficiency                                                  32            33             32             24            33
============================================================================================================================
OTHER INFORMATION (a)
Total nonperforming assets                                $140          $145           $139           $142          $179
Net charge-offs                                            $34            $6             $5             $6            $4
NBOC put option liability                                                $43            $49            $57           $78
NBOC put option valuation income (b)                        $1            $1             $6             $9            $4
Marketing locations                                         24            24             24             23            23
Average FTEs                                               255           249            250            249           249
INSTITUTIONAL LENDING REPOSITIONING
   Loans held for sale
       Credit exposure                                      $8           $10            $10            $13           $46
       Outstandings                                         $7            $9             $7             $9           $25
   Net gains (losses) on loans held for sale (b)                          $2            $(3)                         $(4)
============================================================================================================================

(a) Presented as of period-end, except for net charge-offs, NBOC put option valuation income, net gains (losses) on loans held for sale and average FTEs.

(b) Included in noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 8

PNC ADVISORS (Unaudited)

Three months ended
Taxable-equivalent basis                      September 30        June 30       March 31    December 31   September 30
Dollars in millions except as noted                   2003           2003           2003           2002           2002
---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Net interest income                                    $23            $21            $21            $24            $24
Noninterest income
    Investment management and trust                     78             78             76             76             76
    Brokerage                                           30             31             26             29             29
    Other                                              100             24             24             21             21
---------------------------------------------------------------------------------------------------------------------------
       Total noninterest income                        208            133            126            126            126
---------------------------------------------------------------------------------------------------------------------------
    Total revenue                                      231            154            147            150            150
Provision for credit losses                              1              1                             1              2
Noninterest expense                                    130            121            122            129            116
---------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                    100             32             25             20             32
Minority and other interests in income of
   consolidated entities                                69
Income taxes                                            11             12              9              7             12
---------------------------------------------------------------------------------------------------------------------------
   Earnings                                            $20            $20            $16            $13            $20
===========================================================================================================================
AVERAGE BALANCE SHEET
Loans
    Consumer                                        $1,332         $1,284         $1,280         $1,264         $1,251
    Residential mortgage                               215            263            327            394            464
    Commercial                                         464            435            439            439            433
    Other                                              285            286            284            276            314
---------------------------------------------------------------------------------------------------------------------------
       Total loans                                   2,296          2,268          2,330          2,373          2,462
Other assets                                         1,282            588            540            417            410
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                    $3,578         $2,856         $2,870         $2,790         $2,872
===========================================================================================================================
Deposits                                            $2,164         $2,077         $2,085         $2,016         $1,955
Mandatorily redeemable interest
   in consolidated entities                            540
Liabilities of certain variable interest entities       64
Assigned funds and other liabilities                   284            255            263            243            406
Assigned capital                                       526            524            522            531            511
---------------------------------------------------------------------------------------------------------------------------
    Total funds                                     $3,578         $2,856         $2,870         $2,790         $2,872
===========================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                              15 %           15 %           12 %           10 %           16 %
Noninterest income to total revenue                     90             86             86             84             84
Efficiency                                              56             79             83             86             77
===========================================================================================================================
ASSETS UNDER MANAGEMENT (a)
Personal investment management and trust               $42            $42            $40            $41            $40
Institutional trust                                      9              9              9              9             10
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $51            $51            $49            $50            $50
---------------------------------------------------------------------------------------------------------------------------
Asset Type
Equity                                                 $28            $28            $25            $26            $26
Fixed income                                            16             16             16             17             17
Liquidity                                                7              7              8              7              7
---------------------------------------------------------------------------------------------------------------------------
   Total                                               $51            $51            $49            $50            $50
===========================================================================================================================
OTHER INFORMATION (b)
Total nonperforming assets                             $11             $5             $5             $5             $4
Brokerage assets administered (in billions)            $35            $34            $31            $32            $31
Full service brokerage offices                          99             99            102            106            108
Financial consultants                                  561            577            585            615            621
Margin loans                                          $257           $253           $247           $260           $257
Average FTEs                                         3,081          3,118          3,226          3,326          3,320
===========================================================================================================================

(a) In billions; excludes brokerage assets administered.

(b) Presented as of period-end, except for average FTEs.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 9

BLACKROCK (Unaudited)

Three months ended                      September 30         June 30        March 31    December 31    September 30
Dollars in millions except as noted             2003            2003            2003           2002            2002
---------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Investment advisory and
  administration fees                           $130            $128            $127           $122            $122
Investment income                                 67               8               4              2               1
Other income                                      17              16              15             15              15
---------------------------------------------------------------------------------------------------------------------------
   Total revenue                                 214             152             146            139             138
Other expense                                     87              81              81             74              74
Noncontrolling interest in income of
   consolidated entities                          31
Interest expense                                  24
Fund administration
   and servicing costs                             8               8               8              8               8
---------------------------------------------------------------------------------------------------------------------------
    Total expense                                150              89              89             82              82
---------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                               64              63              57             57              56
Income taxes                                      24              24              22             23              23
---------------------------------------------------------------------------------------------------------------------------
    Earnings                                     $40             $39             $35            $34             $33
===========================================================================================================================
PERIOD-END BALANCE SHEET
Investments                                   $2,550            $305            $245           $209            $180
Goodwill and other intangible assets             192             192             183            183             181
Other assets                                     742             404             408            472             429
---------------------------------------------------------------------------------------------------------------------------
    Total assets                              $3,484            $901            $836           $864            $790
===========================================================================================================================
Borrowings                                    $2,409
Other liabilities                                379            $192            $168           $229            $194
Stockholders' equity                             696             709             668            635             596
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities and
     stockholders' equity                     $3,484            $901            $836           $864            $790
===========================================================================================================================
PERFORMANCE DATA
Return on equity                                  23 %            23 %            22 %           22 %            23 %
Net income margin                                 19              26              24             24              24
Diluted earnings per share                      $.61            $.58            $.54           $.52            $.51
===========================================================================================================================
ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
   Fixed income                                 $178            $175            $168           $157            $146
   Liquidity                                       6               5               6              6               5
   Liquidity - securities lending                 10               8               6              6               6
   Equity                                          9               9               9             10               8
   Alternative investment products                 7               6               6              5               6
---------------------------------------------------------------------------------------------------------------------------
      Total separate accounts                    210             203             195            184             171
Mutual funds (a)
   Fixed income                                   23              22              20             19              19
   Liquidity                                      58              58              56             66              52
   Equity                                          3               3               3              4               4
---------------------------------------------------------------------------------------------------------------------------
      Total mutual funds                          84              83              79             89              75
---------------------------------------------------------------------------------------------------------------------------
   Total assets under management                $294            $286            $274           $273            $246
===========================================================================================================================
OTHER INFORMATION
Average FTEs                                     976             943             944            938             918
===========================================================================================================================

(a) Includes BlackRock Funds, BlackRock Provident Institutional Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 10

PFPC (Unaudited)

Three months ended                           September 30        June 30        March 31     December 31   September 30
Dollars in millions except as noted                  2003           2003            2003            2002           2002
----------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
Fund servicing revenue                               $188           $187            $193            $195           $192
Operating expense                                     150            151             162             168            145
(Accretion)/amortization of
  other intangibles, net                               (6)            (4)             (4)             (5)            (4)
----------------------------------------------------------------------------------------------------------------------------
    Operating income                                   44             40              35              32             51
Nonoperating income (a)                                 2              2               2               2              2
Debt financing                                         18             18              17              21             22
----------------------------------------------------------------------------------------------------------------------------
    Pretax earnings                                    28             24              20              13             31
Income taxes                                           12              9               8               5             12
----------------------------------------------------------------------------------------------------------------------------
    Earnings                                          $16            $15             $12              $8            $19
============================================================================================================================
AVERAGE BALANCE SHEET
Goodwill and other intangible assets               $1,034         $1,055          $1,025          $1,022         $1,025
Other assets                                          862            836             840             857            868
----------------------------------------------------------------------------------------------------------------------------
    Total assets                                   $1,896         $1,891          $1,865          $1,879         $1,893
============================================================================================================================
Assigned funds and other liabilities               $1,688         $1,683          $1,657          $1,671         $1,685
Assigned capital                                      208            208             208             208            208
----------------------------------------------------------------------------------------------------------------------------
    Total funds                                    $1,896         $1,891          $1,865          $1,879         $1,893
============================================================================================================================
PERFORMANCE RATIOS
Return on assigned capital                             31 %           29 %            23 %            15 %           36 %
Operating margin (b)                                   23             21              18              16             27
============================================================================================================================
SERVICING STATISTICS
   Accounting/administration net assets (c)
       Domestic                                      $593           $583            $542            $481           $464
       Foreign (d)                                     41             35              31              29             25
----------------------------------------------------------------------------------------------------------------------------
          Total                                      $634           $618            $573            $510           $489
----------------------------------------------------------------------------------------------------------------------------
   Custody assets (c)                                $384           $371            $347            $336           $311
----------------------------------------------------------------------------------------------------------------------------
   Shareholder accounts (in millions)
      Transfer agency                                  21             20              21              26             28
      Subaccounting                                    29             28              27              25             24
----------------------------------------------------------------------------------------------------------------------------
          Total                                        50             48              48              51             52
============================================================================================================================
OTHER INFORMATION
Average FTEs                                        4,760          5,328           5,437           5,538          5,772
============================================================================================================================

(a) Net of nonoperating expense.

(b) Operating income divided by total (fund servicing) revenue. For the quarter ended September 30, 2002, operating expense included a credit of $19 million related primarily to a previously reported facilities consolidation charge. The operating margin for the quarter ended September 30, 2002 without this item was 17%.

(c) In billions.

(d) Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 11

DETAILS OF NET INTEREST INCOME AND NET INTEREST MARGIN (Unaudited)

Taxable-equivalent basis

                                                                                    Quarter ended
                                                 -----------------------------------------------------------------------------
NET INTEREST INCOME                              September 30         June 30       March 31     December 31   September 30
In millions                                              2003            2003           2003            2002           2002
------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans and fees on loans                               $479            $497           $509            $542           $570
   Securities                                             140             155            144             150            141
   Loans held for sale                                      8              15             12              18             24
   Other                                                   93              27             30              34             38
------------------------------------------------------------------------------------------------------------------------------
      Total interest income                               720             694            695             744            773
------------------------------------------------------------------------------------------------------------------------------
Interest expense
   Deposits                                               106             117            132             149            162
   Borrowed funds                                         100              54             57              68             79
------------------------------------------------------------------------------------------------------------------------------
      Total interest expense                              206             171            189             217            241
------------------------------------------------------------------------------------------------------------------------------
      Net interest income (a)                            $514            $523           $506            $527           $532
==============================================================================================================================

Lending revenue to total revenue (b)                       22 %            23 %           22 %            27 %           22 %

                                                                               Quarter ended
                                                 -----------------------------------------------------------------------------
NET INTEREST MARGIN                              September 30         June 30       March 31     December 31   September 30
                                                         2003            2003           2003            2002           2002
------------------------------------------------------------------------------------------------------------------------------
Average yields/rates
   Yield on earning assets
      Loans and fees on loans                            5.50 %          5.67 %         5.82 %          6.03 %         6.13 %
      Securities                                         3.66            4.21           4.41            4.67           5.10
      Loans held for sale                                2.11            3.45           2.65            3.48           4.43
      Other                                              5.08            5.55           3.05            3.68           3.47
         Total yield on earning assets                   4.88            5.19           5.17            5.45           5.64
   Rate on interest-bearing liabilities
      Deposits                                           1.25            1.40           1.56            1.73           1.88
      Borrowed funds                                     2.81            2.46           2.63            2.93           3.16
         Total rate on interest-bearing
           liabilities                                   1.71            1.61           1.77            1.98           2.16
-------------------------------------------------------------------------------------------------------------------------------
         Interest rate spread                            3.17            3.58           3.40            3.47           3.48
   Impact of noninterest-bearing sources                  .32             .33            .36             .40            .40
-------------------------------------------------------------------------------------------------------------------------------
        Net interest margin                              3.49 %          3.91 %         3.76 %          3.87 %         3.88 %
===============================================================================================================================

(a) A reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis follows:


                                                                                  Quarter ended
                                                 --------------------------------------------------------------------------
In millions                                      September 30         June 30       March 31     December 31   September 30
                                                         2003            2003           2003            2002           2002
                                                  --------------------------------------------------------------------------
Net interest income, GAAP basis                          $512            $521           $503            $524           $528
Taxable-equivalent adjustment                               2               2              3               3              4
                                                  --------------------------------------------------------------------------
Net interest income, taxable-equivalent basis            $514            $523           $506            $527           $532
                                                  ==========================================================================

(b) The lending revenue to total revenue ratio is the sum of net interest income and noninterest income from loans, loans held for sale and related noninterest-earning assets and noninterest-bearing liabilities attributable to the lending function divided by the sum of consolidated net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 12

DETAILS OF NONINTEREST INCOME AND NONINTEREST EXPENSE (Unaudited)

In millions

                                                                                       Quarter ended
                                                      --------------------------------------------------------------------------
NONINTEREST INCOME                                    September 30        June 30      March 31   December 31   September 30
                                                              2003           2003          2003          2002           2002
--------------------------------------------------------------------------------------------------------------------------------
Asset management                                              $212           $209          $207          $202           $200
Fund servicing                                                 188            188           193           194            193
Service charges on deposits                                     60             60            57            61             57
Brokerage                                                       46             46            41            44             41
Consumer services                                               65             64            59            61             62
Corporate services                                             132            114           116           151            108
Equity management                                               (4)           (17)           (4)          (14)           (22)
Net securities gains                                            19             26            56             1             68
Investments held by certain variable interest entities          96
Other                                                           92             86            70            66             64
--------------------------------------------------------------------------------------------------------------------------------
   Total noninterest income                                   $906           $776          $795          $766           $771
================================================================================================================================

Net gains on institutional loans held for
sale (included in "Corporate services" above)                  $23            $15           $15           $52            $17

Noninterest income to total revenue (a)                         64 %           60 %          61 %          59 %           59 %

                                                                                  Quarter ended
                                                      ------------------------------------------------------------------------
NONINTEREST EXPENSE                                   September 30        June 30      March 31   December 31   September 30
                                                              2003           2003          2003          2002           2002
-------------------------------------------------------------------------------------------------------------------------------
Staff expense                                                 $452           $446          $438          $408           $422
Net occupancy                                                   63             64            90            62             64
Equipment                                                       67             69            69            68             68
Marketing                                                       16             18            15            11             14
Distributions on capital securities                                            14            14            14             15
Other                                                          237            324           230           228            207
-------------------------------------------------------------------------------------------------------------------------------
   Total noninterest expense                                  $835           $935          $856          $791           $790
===============================================================================================================================

Legal and consulting fees related to
regulatory compliance and certain legal
proceedings (included in "Other"
above)(b)                                                       $1             $5            $2           $10             $8

Costs incurred under DOJ agreement
(included in "Other" above) (b)                                              $115

Efficiency (c)                                                  59 %           72 %          66 %          61 %           61 %

===============================================================================================================================

(a) Calculated as total noninterest income divided by the sum of net interest income and noninterest income.

(b) See "Agreement with Department of Justice" in the Corporation's July 21, 2003 second quarter 2003 earnings press release included as Exhibit 99.1 to the Corporation's Form 8-K on that date for further information regarding amounts for the quarter ended June 30, 2003.

(c) The efficiency ratio for all periods presented is computed as noninterest expense divided by the sum of net interest income and noninterest income.

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 13

CONSOLIDATED AVERAGE BALANCE SHEET (Unaudited)

                                                       September 30        June 30        March 31     December 31   September 30
Three months ended - in millions                               2003           2003            2003            2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Loans held for sale                                       $1,480         $1,754          $1,782          $1,985         $2,125
   Securities                                                15,287         14,672          13,078          12,852         11,108
   Loans, net of unearned income
      Commercial                                             14,712         14,965          15,050          15,426         15,698
      Commercial real estate                                  2,034          2,169           2,265           2,382          2,501
      Consumer                                               10,832         10,346           9,974           9,739          9,649
      Residential mortgage                                    2,807          3,244           3,619           3,554          4,296
      Lease financing                                         3,633          3,767           3,909           4,000          4,124
      Other                                                     360            360             363             356            419
-----------------------------------------------------------------------------------------------------------------------------------
      Total loans, net of unearned income                    34,378         34,851          35,180          35,457         36,687
   Other                                                      7,272          1,979           3,958           3,631          4,322
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets                          58,417         53,256          53,998          53,925         54,242
Allowance for credit losses                                    (674)          (671)           (682)           (655)          (665)
Other noninterest-earning assets                             13,541         12,980          12,639          12,572         12,281
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          $71,284        $65,565         $65,955         $65,842        $65,858
===================================================================================================================================

LIABILITIES, MINORITY INTEREST, CAPITAL SECURITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities
   Interest-bearing deposits
      Demand and money market                               $22,475        $22,141         $22,073         $21,713        $21,376
      Savings                                                 2,133          2,131           2,058           2,020          2,050
      Retail certificates of deposit                          8,460          8,892           9,638           9,977         10,347
      Other time                                                264            269             265             269            269
      Deposits in foreign offices                               238            220             206             192            215
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing deposits                        33,570         33,653          34,240          34,171         34,257
   Borrowed funds                                            14,015          8,701           8,702           9,045          9,826
-----------------------------------------------------------------------------------------------------------------------------------
      Total interest-bearing liabilities                     47,585         42,354          42,942          43,216         44,083
Demand and other noninterest-bearing deposits                11,040         10,278          10,146           9,933          9,405
Allowance for unfunded loan commitments
   and letters of credit                                         77             77              84              79             73
Mandatorily redeemable interest in
   consolidated entities                                        855
Accrued expenses and other liabilities                        4,934          4,980           4,928           4,829          4,754
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      64,491         57,689          58,100          58,057         58,315
Minority interest                                               249            252             251             261            218
Mandatorily redeemable capital securities
   of subsidiary trusts                                                        848             848             848            848
Shareholders' equity                                          6,544          6,776           6,756           6,676          6,477
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities, minority interest, capital
     securities and shareholders' equity                    $71,284        $65,565         $65,955         $65,842        $65,858
===================================================================================================================================

SUPPLEMENTAL AVERAGE BALANCE SHEET INFORMATION
Federal funds sold                                              $46           $116          $1,813          $1,426         $2,212
-----------------------------------------------------------------------------------------------------------------------------------
Interest-bearing deposits                                   $33,570        $33,653         $34,240         $34,171        $34,257
Demand and other noninterest-bearing deposits                11,040         10,278          10,146           9,933          9,405
-----------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                        $44,610        $43,931         $44,386         $44,104        $43,662
-----------------------------------------------------------------------------------------------------------------------------------
Interest-bearing demand and money market deposits           $22,475        $22,141         $22,073         $21,713        $21,376
Demand and other noninterest-bearing deposits                11,040         10,278          10,146           9,933          9,405
-----------------------------------------------------------------------------------------------------------------------------------
      Total transaction deposits                            $33,515        $32,419         $32,219         $31,646        $30,781
-----------------------------------------------------------------------------------------------------------------------------------
Common shareholders' equity                                  $6,535         $6,767          $6,746          $6,666         $6,467
-----------------------------------------------------------------------------------------------------------------------------------

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 14

DETAILS OF LOANS AND LOANS HELD FOR SALE (Unaudited)

LOANS
                                                  September 30         June 30         March 31     December 31    September 30
Period ended - in millions                                2003            2003             2003            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Commercial
   Retail/wholesale                                     $4,093          $4,109           $4,147          $4,161          $4,247
   Manufacturing                                         3,618           3,591            3,685           3,454           3,726
   Service providers                                     1,865           1,936            1,978           1,906           1,986
   Real estate related                                   1,454           1,479            1,441           1,481           1,554
   Financial services                                    1,251           1,274            1,255           1,218           1,252
   Communications                                           68              78              110             124             115
   Health care                                             413             407              422             458             450
   Other                                                 1,861           1,919            2,035           2,185           2,042
-----------------------------------------------------------------------------------------------------------------------------------
      Total commercial                                  14,623          14,793           15,073          14,987          15,372
-----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate
   Real estate project                                   1,429           1,563            1,749           1,750           1,958
   Mortgage                                                464             464              492             517             516
-----------------------------------------------------------------------------------------------------------------------------------
      Total commercial real estate                       1,893           2,027            2,241           2,267           2,474
-----------------------------------------------------------------------------------------------------------------------------------
Consumer
   Home equity                                           9,486           8,876            8,435           8,108           7,905
   Automobile                                              522             509              476             484             540
   Other                                                 1,161           1,166            1,209           1,262           1,283
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                    11,169          10,551           10,120           9,854           9,728
-----------------------------------------------------------------------------------------------------------------------------------
Residential mortgage                                     2,894           3,114            3,627           3,921           3,829
Lease financing
   Equipment                                             3,684           3,580            3,500           3,560           3,537
   Vehicles                                                934           1,130            1,346           1,521           1,676
------------------------------------------------------------------------------------------------------------------------------------
      Total lease financing                              4,618           4,710            4,846           5,081           5,213
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                      363             357              356             415             409
Unearned income                                         (1,036)         (1,018)          (1,018)         (1,075)         (1,108)
-----------------------------------------------------------------------------------------------------------------------------------
          Total, net of unearned income                $34,524         $34,534          $35,245         $35,450         $35,917
===================================================================================================================================
WHOLESALE LENDING STATISTICS
Portfolio composition-total exposure
   Investment grade equivalent or better                    52 %            53 %             51 %            52 %
   Non-investment grade-secured lending                     25              24               25              24
   Non-investment grade                                     23              23               24              24
------------------------------------------------------------------------------------------------------------------
      Total                                                100 %           100 %            100 %           100 %
------------------------------------------------------------------------------------------------------------------
Client relationships >$50 million-total exposure       $12,662         $12,852          $13,086         $13,392
Client relationships >$50 million-customers                139             143              145             140
===================================================================================================================================
CONSUMER LOAN STATISTICS (a)
Net charge-offs to loans                                   .24 %           .27 %            .24 %           .24 %           .31 %
===================================================================================================================================

LOANS HELD FOR SALE
                                                  September 30         June 30         March 31     December 31    September 30
Period ended - in millions                                2003            2003             2003            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Education loans                                         $1,140          $1,059           $1,243          $1,035          $1,225
Institutional lending repositioning                         98             126              181             298             495
Other                                                      293             290              278             274             269
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                $1,531          $1,475           $1,702          $1,607          $1,989
===================================================================================================================================

INSTITUTIONAL LENDING REPOSITIONING
                                                  September 30         June 30         March 31     December 31    September 30
Period ended - in millions                                2003            2003             2003            2002            2002
-----------------------------------------------------------------------------------------------------------------------------------
Loans held for sale
    Credit exposure                                       $150            $199             $344            $626          $1,078
    Outstandings                                            98             126              181             298             495
Exit portfolio
    Credit exposure                                         61             251              374             438             636
    Outstandings                                            10              11                9               4              25
===================================================================================================================================

(a) Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 15

ALLOWANCES FOR CREDIT LOSSES, UNFUNDED LOAN COMMITMENTS AND
LETTERS OF CREDIT AND NET UNFUNDED COMMITMENTS (Unaudited)

CHANGE IN ALLOWANCE FOR CREDIT LOSSES

                                                 September 30     June 30        March 31    December 31   September 30
Three months ended - in millions                      2003           2003            2003           2002           2002
------------------------------------------------------------------------------------------------------------------------
Beginning balance                                     $673           $680            $673           $648           $654
Charge-offs
   Commercial                                          (56)           (27)            (32)           (27)           (62)
   Commercial real estate                               (1)            (2)                            (1)
   Consumer                                             (9)           (10)            (10)           (10)           (10)
   Residential mortgage                                 (1)            (1)                                           (3)
   Lease financing                                      (5)           (29)             (8)            (5)           (10)
------------------------------------------------------------------------------------------------------------------------
      Total charge-offs                                (72)           (69)            (50)           (43)           (85)
Recoveries
   Commercial                                            5              2              10              3              9
   Commercial real estate                                                                              1
   Consumer                                              3              3               3              3              3
   Residential mortgage                                  1
   Lease financing                                                      1               1              1
------------------------------------------------------------------------------------------------------------------------
      Total recoveries                                   9              6              14              8             12
Net charge-offs
   Commercial                                          (51)           (25)            (22)           (24)           (53)
   Commercial real estate                               (1)            (2)
   Consumer                                             (6)            (7)             (7)            (7)            (7)
   Residential mortgage                                                (1)                                           (3)
   Lease financing                                      (5)           (28)             (7)            (4)           (10)
------------------------------------------------------------------------------------------------------------------------
      Total net charge-offs                            (63)           (63)            (36)           (35)           (73)
Provision for credit losses                             50             57              36             65             73
Transfer of allowance to other assets                   (1)
Net change in allowance for unfunded loan
   commitments and letters of credit                   (11)            (1)              7             (5)            (6)
------------------------------------------------------------------------------------------------------------------------
Ending balance                                        $648           $673            $680           $673           $648
========================================================================================================================

CHANGE IN ALLOWANCE FOR UNFUNDED LOAN COMMITMENTS AND LETTERS OF CREDIT

                                                 September 30     June 30        March 31    December 31   September 30
Three months ended - in millions                      2003           2003            2003           2002           2002
------------------------------------------------------------------------------------------------------------------------
Beginning balance                                      $78            $77             $84            $79            $73
     Net change in allowance for unfunded
        loan commitments and letters of credit          11              1              (7)             5              6
------------------------------------------------------------------------------------------------------------------------
Ending balance                                         $89            $78             $77            $84            $79
========================================================================================================================

NET UNFUNDED COMMITMENTS

                                                 September 30     June 30        March 31    December 31   September 30
In millions                                           2003           2003            2003           2002           2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Net unfunded commitments                           $26,460        $25,514         $25,652      $26,858        $29,120
------------------------------------------------------------------------------------------------------------------------

THE PNC FINANCIAL SERVICES GROUP, INC.                                  Page 16

DETAILS OF NONPERFORMING ASSETS (Unaudited)

NONPERFORMING ASSETS BY TYPE

                                                     September 30         June 30       March 31     December 31    September 30
Period ended - in millions                                   2003            2003           2003            2002            2002
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                $286            $296           $252            $226            $232
   Commercial real estate                                       4               6             13               7               5
   Consumer                                                    10              11             11              11              12
   Residential mortgage                                         8               7              7               7               5
   Lease financing                                             15               6             51              57              15
----------------------------------------------------------------------------------------------------------------------------------
       Total nonaccrual loans                                 323             326            334             308             269
Troubled debt restructured loan                                 1               1              1               1               2
----------------------------------------------------------------------------------------------------------------------------------
       Total nonperforming loans                              324             327            335             309             271
Nonperforming loans held for sale (a)                          35              45             61              97             125
Foreclosed and other assets
   Lease                                                       18              19
   Residential mortgage                                         9               7              6               6               6
   Other                                                       10               6              6               6               7
----------------------------------------------------------------------------------------------------------------------------------
      Total foreclosed and other assets                        37              32             12              12              13
----------------------------------------------------------------------------------------------------------------------------------
         Total nonperforming assets (b)                      $396            $404           $408            $418            $409
----------------------------------------------------------------------------------------------------------------------------------

Nonperforming loans to total loans                            .94 %           .95 %          .95 %           .87   %         .75 %
Nonperforming assets to total loans, loans held
   for sale and foreclosed assets                            1.10            1.12           1.10            1.13            1.08
Nonperforming assets to total assets                          .55             .60            .59             .63             .60
==================================================================================================================================

(a) Includes troubled debt restructured loans held
for sale                                                       $9             $11            $12             $17             $11

(b) Excludes equity management assets carried at
estimated fair value (September 30, 2003, June 30,
2003, March 31, 2003, December 31, 2002 and
September 30, 2002 amounts include troubled debt
restructured assets of $7 million, $3 million,
$3 million, $12 million and $13 million, respectively)       $38              $39             $30            $40             $42

CHANGE IN NONPERFORMING ASSETS

                                                     Three months     Nine months
September 30, 2003 - in millions                            ended           ended
-----------------------------------------------------------------------------------
Beginning of period                                          $404            $418
Purchases                                                      42              42
Transferred from accrual                                       77             356
Returned to performing                                         (1)             (4)
Principal reductions and payoffs                              (63)           (221)
Asset sales                                                    (2)            (34)
Charge-offs and valuation adjustments                         (61)           (161)
-----------------------------------------------------------------------------------
   September 30                                              $396            $396
===================================================================================

THE PNC FINANCIAL SERVICES GROUP, INC.                                   Page 17

DETAILS OF NONPERFORMING ASSETS (Unaudited)
NONPERFORMING ASSETS BY BUSINESS

                                    September 30           June 30           March 31      December 31       September 30
Period ended - in millions                  2003              2003               2003              2002              2002
--------------------------------------------------------------------------------------------------------------------------
REGIONAL COMMUNITY BANKING
Nonperforming loans                          $63               $65                $76               $72               $56
Foreclosed and other assets                   11                10                 10                10                 9
                                  ----------------------------------------------------------------------------------------
   Total                                     $74               $75                $86               $82               $65
                                  ----------------------------------------------------------------------------------------

WHOLESALE BANKING-CORPORATE BANKING
Nonperforming loans                         $118              $121               $114              $104               $57
Nonperforming loans held for sale             28                36                 52                83                99
Foreclosed and other assets                   22                19                                                      2
                                  ----------------------------------------------------------------------------------------
   Total                                    $168              $176               $166              $187              $158
                                  ----------------------------------------------------------------------------------------

WHOLESALE BANKING-PNC REAL ESTATE FINANCE
Nonperforming loans                           $1                $1                $10                $2                $3
Nonperforming loans held for sale                                                   2
Foreclosed and other assets                    2                 2
                                  ----------------------------------------------------------------------------------------
   Total                                      $3                $3                $12                $2                $3
                                  ----------------------------------------------------------------------------------------

WHOLESALE BANKING-PNC BUSINESS CREDIT
Nonperforming loans                         $132              $135               $130              $126              $151
Nonperforming loans held for sale              7                 9                  7                14                26
Foreclosed and other assets                    1                 1                  2                 2                 2
                                  ----------------------------------------------------------------------------------------
   Total                                    $140              $145               $139              $142              $179
                                  ----------------------------------------------------------------------------------------

PNC ADVISORS
Nonperforming loans                          $10                $5                 $5                $5                $4
Foreclosed and other assets                    1
                                  ----------------------------------------------------------------------------------------
   Total                                     $11                $5                 $5                $5                $4
                                  ----------------------------------------------------------------------------------------

CONSOLIDATED TOTALS
Nonperforming loans                         $324              $327               $335              $309              $271
Nonperforming loans held for sale             35                45                 61                97               125
Foreclosed and other assets                   37                32                 12                12                13
                                  ----------------------------------------------------------------------------------------
   Total                                    $396              $404               $408              $418              $409
                                  ========================================================================================

LARGEST NONPERFORMING ASSETS AT SEPTEMBER 30, 2003 - IN MILLIONS (a)

                  PNC                                       Corporate Banking                   PNC Business Credit
--------------------------------------------------------------------------------------------------------------------------------
Ranking        Outstandings       Industry            Outstandings     Industry            Outstandings      Industry
--------------------------------------------------------------------------------------------------------------------------------
    1                   $46        Manufacturing               $46      Manufacturing               $37      Retail/Wholesale
    2                    37        Retail/Wholesale             25      Manufacturing                21      Service Provider
    3                    25        Manufacturing                17      Service Provider             11      Manufacturing
    4                    21        Service Provider              9      Manufacturing                 7      Manufacturing
    5                    17        Service Provider              9      Manufacturing                 6      Manufacturing
    6                    11        Manufacturing                 7      Finance                       6      Manufacturing
    7                     9        Manufacturing                 6      Manufacturing                 5      Manufacturing
    8                     9        Manufacturing                 6      Manufacturing                 5      Manufacturing
    9                     7        Service Provider              4      Manufacturing                 4      Manufacturing
   10                     7        Finance                       4      Manufacturing                 4      Service Provider
--------------------------------------------------------------------------------------------------------------------------------
 Total              $189                                      $133                                 $106
--------------------------------------------------------------------------------------------------------------------------------
As a percent of nonperforming assets
                        48 %                                    79 %                                 76 %
================================================================================================================================

(a) Amounts are not net of allowance for credit losses, if applicable.

                                                                       Page  18
GLOSSARY OF TERMS

Accounting/administration net assets - Net domestic and foreign fund assets for which PNC provides accounting and administration services. These assets are not included on PNC's balance sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets held by PNC in a fiduciary capacity for customers/clients. These assets are not included on PNC's balance sheet.

Assigned capital - Capital assignments based on management's assessment of inherent risks and equity levels at independent companies providing similar products and services in order to present, to the extent practicable, the financial results of each business as if the business operated on a stand-alone basis.

Charge-off - Process of removing a loan or portion of a loan from a bank's balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan's market value is less than its carrying amount. This difference is a charge-off.

Common shareholders' equity to total assets - Common shareholders' equity divided by total assets. Common shareholders' equity equals total shareholders' equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - Assets held on behalf of clients under safekeeping arrangements. Such assets are not reported on PNC's balance sheet. Assets held in custody at other institutions on behalf of PNC are included in the appropriate asset categories as if held physically by PNC.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold and certain other assets.

Efficiency ratio - Noninterest expense divided by the sum of net interest income and noninterest income.

Institutional lending repositioning - A 2001 PNC strategic action taken to build a more diverse and valuable business mix designed to create shareholder value over time by reducing lending leverage and improving the risk/return characteristics of the banking business.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total noninterest income includes asset management, fund servicing, service charges on deposits, brokerage, consumer services, corporate services, equity management, net securities gains (losses) and other noninterest income. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets and other assets.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets.

Operating margin - Operating income divided by total revenue.

Return on assigned capital - Annualized net income divided by assigned capital.

Return on average assets - Annualized earnings divided by average assets. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Return on average equity - Annualized earnings divided by average shareholders' equity. Earnings can be from net income or continuing operations, as indicated in PNC's disclosures.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights, as defined by The Board of Governors of the Federal Reserve System, to assets and off-balance sheet instruments.

Securitization - The process by which financial assets are legally transformed into securities.

Shareholders' equity to total assets - Total shareholders' equity divided by total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders' equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders' equity for Tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by risk-weighted assets.

Total assets serviced - Domestic and foreign assets for which PNC provides mutual fund related services. These assets are not included on PNC's balance sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as Tier 1, and the allowance for credit losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by risk-weighted assets.

Total transaction deposits - The sum of noninterest-bearing demand deposits, interest-bearing demand deposits and money market accounts.

                                                                        Page 20
Business Definitions

REGIONAL COMMUNITY BANKING provides deposit, lending, cash management and investment services to two million consumer and small business customers within PNC's geographic footprint.

WHOLESALE BANKING includes Corporate Banking, PNC Real Estate Finance and PNC Business Credit.

     - CORPORATE BANKING provides credit, equipment leasing, treasury management and capital markets products and services to mid-sized corporations, government entities and selectively to large corporations primarily within PNC's geographic region. Treasury management activities, which include cash and investment management, receivables management, disbursement services and global trade services; capital markets products, which include foreign exchange, derivatives trading and loan syndications; and equipment leasing products are offered through Corporate Banking and sold by several businesses across the Corporation.

     - PNC REAL ESTATE FINANCE specializes in financial solutions for the acquisition, development, permanent financing and operation of commercial real estate nationally. PNC Real Estate Finance offers treasury and investment management, access to the capital markets, commercial mortgage loan servicing and other products and services to clients that develop, own, manage, or invest in commercial real estate. PNC's commercial real estate financial services platform provides processing services through Midland Loan Services, Inc., a leading third-party provider of loan servicing and technology to the commercial real estate finance industry. PNC MultiFamily Capital is a national provider of financial services for the multi-family housing industry, particularly affordable senior and healthcare housing.

     - PNC BUSINESS CREDIT provides asset-based lending, treasury management and capital markets products and services to middle market customers nationally. PNC Business Credit's lending services include loans secured by accounts receivable, inventory, machinery and equipment, and other collateral, and its customers include manufacturing, wholesale, distribution, retailing and service industry companies.

PNC ADVISORS provides a full range of tailored investment, trust and banking products and services to affluent individuals and families, including full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. and investment consulting and trust services to the ultra-affluent through Hawthorn. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest(R) product. PNC Advisors provides services to individuals and corporations primarily within PNC's geographic footprint.

BLACKROCK is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) brand name.

PFPC is the largest full-service mutual fund transfer agent and second largest provider of mutual fund accounting and administration services in the United States, offering a wide range of fund services to the investment management industry. PFPC also provides processing solutions to the international marketplace through its Ireland and Luxembourg operations.